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                                                                   EXHIBIT 23.4

                       INDEPENDENT ACCOUNTANT'S CONSENT

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565, 333-33475 and 333-44371) of
Renaissance Worldwide, Inc. (formerly The Registry, Inc.) of our report dated February 27, 1998, on the financial statements of Triad Data, Inc. appearing in this Form 10-K.

Goldstein Golub Kessler LLP
March 26, 1999